COMMON STOCK                                                        COMMON STOCK

                                   ROXIO-TM-
                           THE DIGITAL MEDIA COMPANY
                                        FROM ADAPTEC

INCORPORATED UNDER                                             SEE REVERSE FOR
 THE LAWS OF THE                                             CERTAIN DEFINITIONS
STATE OF DELAWARE                                             CUSIP 780008 10 8




             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

--------------------------------- ROXIO, INC. ----------------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
  WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS.

  DATED:

  /s/ WILLIAM E. GROWNEY            [SEAL]             /s/ WM. CHRISTOPHER GOROG

       SECRETARY                                               PRESIDENT



                                       COUNTERSIGNED AND REGISTERED:
                                              MELLON INVESTOR SERVICES LLC
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                       BY

                                                            AUTHORIZED SIGNATURE

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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the transcription on the face of this certificate, shall be construed as though they were written out according to applicable laws or regulations:

    TEN COM  --  as tenants in common               UNIF GIFT MIN ACT -- ___________ Custodian ___________
    TEN ENT  --  as tenants by the entireties                               (Cust)               (Minor)
    JT TEN   --  as joint tenants with                                   under Uniform Gifts to Minors
                 right of survivorship and                               Act _____________________________
                 and not of tenants in                                                   (Stat)
                 common                             UNIF TRF MIN ACT --  ___________ Custodian (until age ______)
                                                                            (Cust)

                                                                         ___________ under Uniform Transfer
                                                                            (Cust)

                                                                         to Minors Act ____________________
                                                                                              (Stat)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


  FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNED

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                                 X _____________________________

                                                 X _____________________________
                                           NOTICE: THE SIGNATURE TO THIS
                                                   ASSIGNMENT MUST CORRESPOND
                                                   WITH THE NAME AS WRITTEN UPON
                                                   THE FACE OF THE CERTIFICATE
                                                   IN EVERY PARTICULAR, WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
BANKS, STOCKHOLDERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17A4-18.